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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 1998


                          DLJ MORTGAGE ACCEPTANCE CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1998, PROVIDING FOR THE ISSUANCE OF
            CENTEX HOME EQUITY LOAN TRUST 1998-2, CENTEX HOME EQUITY
                 LOAN PASS-THROUGH CERTIFICATES, SERIES 1998-2)


                         DLJ MORTGAGE ACCEPTANCE CORP..
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             (Exact name of registrant as specified in its charter)

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         DELAWARE                   333-51537                13-3460894
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)

277 Park Avenue
New York, New York                                             10172
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(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 892-3000
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                                       -2-


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                        Description
-----------        -----------                        -----------

     1                23.1                    Consent of Independent Accountants





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 18, 1998

                                          DLJ MORTGAGE ACCEPTANCE CORP.


                                          By: /s/ Michael S. McMahon
                                              ----------------------------------
                                          Name:   Michael S. McMahon
                                          Title:  Senior Vice President





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                                INDEX TO EXHIBITS
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Exhibit No.                     Description                          Page
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   23.1                Consent of Coopers & Lybrand L.L.P.            5